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                                                                   EXHIBIT 21(i)


                       Reading Entertainment, Inc. Consolidated Subsidiaries
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
SUBSIDIARY                                       JURISDICTION OF                   D/B/A
                                                  INCORPORATION
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AHGP, Inc.                                  Delaware, USA
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AHLP, Inc.                                  Delaware, USA
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Angelika Film Centers LLC                   Delaware, USA                Angelika Film Center
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Angelika Holding, Inc.                      Delaware, USA
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Australia Cinema Management Pty. Limited    New South Wales, Australia
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Australia Country Cinemas Pty. Limited      New South Wales, Australia   Reading Cinemas
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Cine Vista Holdings, Inc.                   Delaware, USA
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Bayou Cinemas, LP                           Delaware, USA                Angelika Film Center & Cafe
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Entertainment Holdings, Inc.                Delaware, USA
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FA, Inc.                                    Delaware, USA
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Ionagold Pty. Limited                       New South Wales, Australia
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The Port Reading Railroad Company           New Jersey, USA
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Puerto Rico Holdings, Inc                   Delaware, USA
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Railroad Investments, Inc.                  Delaware, USA
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Reading Australia Pty Limited               New South Wales, Australia   Reading Cinemas
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Reading Capital Corporation                 Delaware, USA
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Reading Center Development Corp.            Pennsylvania, USA
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Reading Cinemas, Inc.                       Delaware, USA
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Reading Cinemas of Puerto Rico, Inc.        Puerto Rico, USA             CineVista Theaters
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Reading Cinemas New Jersey, Inc.            Delaware, USA
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Reading Company                             Pennsylvania, USA
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Reading Entertainment, Inc.                 Delaware, USA
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Reading Holdings, Inc.                      Delaware, USA
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Reading International Cinemas LLC           Delaware, USA
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Reading Investment Company                  Delaware, USA
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Reading Properties Pty Limited              Victoria, Australia
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Reading Real Estate Company                 Pennsylvania, USA
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Reading Resources, Inc.                     Delaware, USA
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

                       Reading Entertainment, Inc. Consolidated Subsidiaries
---------------------------------------------------------------------------------------------------
SUBSIDIARY                                       JURISDICTION OF          D/B/A
                                                  INCORPORATION
---------------------------------------------------------------------------------------------------
Reading Transportation Company              Pennsylvania, USA
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Trenton-Princeton Traction Company          New Jersey, USA
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Twin Cities Cinemas, Inc.                   Delaware, USA                 Reading Cinemas
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Washington and Franklin Railway Company     Penna. & Maryland, USA
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Western Gaming, Inc.                        Delaware, USA
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Wilmington & Northern Railroad              Penna. & Delaware, USA